UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BlackRock California Investment Quality Municipal Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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July 23, 2010

Dear Shareholder:

The annual meeting of BlackRock California Investment Quality Municipal Trust, Inc. (the “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 1:30 p.m. (Eastern time), to consider and vote on the proposals discussed in the enclosed proxy statement.

The purpose of the meeting is to seek shareholder approval of (i) the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution and (ii) the four nominees named in the enclosed proxy statement to the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of the Fund. The Board has unanimously approved the liquidation and dissolution of the Fund and the four proposed nominees named in the enclosed proxy statement on behalf of the Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Board has reviewed the available alternatives and circumstances and determined that a proposal to liquidate and dissolve the Fund would be advisable and in the best interests of the Fund. The Board has also reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund and its investment advisers and that their election is in your best interests.

The Board Members recommend that you vote “FOR” (i) the liquidation and dissolution of the Fund and (ii) the Board Nominees for the Fund. In connection with your vote, we urge you to read the full text of the enclosed proxy statement.

Your vote is important. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and returning it in the accompanying postage-paid return envelope.

You have received this proxy statement because you were a shareholder of record of the Fund on July 6, 2010. Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above. If you were also a shareholder of record on July 6, 2010 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to sign, date and return each proxy card you receive.

If you have any questions about the proposals to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Sincerely,

Howard B. Surloff

Secretary of the Fund

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the proxy statement?

A.	The Fund is required to hold an annual meeting of shareholders for the election of Board Members and to vote on any other matters requiring shareholder approval. This proxy statement describes a proposal to liquidate and dissolve the Fund (the “Liquidation”) and to approve the nominees to the Board of the Fund and provides you with other information relating to the meeting.

Q.	Why is the liquidation and dissolution being proposed?

A.	The Board of the Fund, after careful deliberation and a review of the available alternatives and circumstances, determined that the Liquidation would be advisable and in the best interests of the Fund, and unanimously adopted and approved a Plan of Liquidation and Dissolution for the Fund, subject to the approval of the Fund’s shareholders at the annual meeting of shareholders.

Q.	What will happen if the Liquidation is approved at the meeting?

A.	If the Liquidation is approved by the Fund’s shareholders, the Fund’s investment adviser will proceed to liquidate and dissolve the Fund. The Plan of Liquidation and Dissolution would become effective as of the date of its approval by shareholders. As soon as reasonably practicable thereafter, the Board would determine a “cessation date” after which the Fund would cease its business as an investment company and would not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets, liquidating portfolio securities, discharging or making reasonable provision for the payment of all liabilities and distributing its remaining assets to shareholders.

Q.	What will happen if the Liquidation is not approved at the meeting?

A.	If the Liquidation is not approved by shareholders, the Fund will continue to operate as an investment company with the same investment objectives as in the past, while the Board considers whether another course of action would benefit the Fund and its shareholders.

Q.	How does the Board recommend that I vote for the liquidation proposal?

A.	The Board recommends that you vote “FOR” the Liquidation. The Board has reviewed the available alternatives and circumstances and determined that the Liquidation would be advisable and in the best interests of the Fund.

Q.	Why are Board Members being elected?

A.	The Fund is required to hold an annual meeting of shareholders for the election of Board Members. In addition, if the Liquidation is not approved, the Board Members elected at this meeting will continue to serve and consider whether another course of action would benefit the Fund and its shareholders.

Q.	How does the Board recommend that I vote for the Board Nominees?

A.	The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund and its investment advisers. The Board has approved the Board Nominees named in the proxy statement, believes their election is in your best interests and recommends that you vote “FOR” each Board Nominee.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card, or by computer by going to the Internet address provided on the proxy card and following the instructions. Alternatively, you can vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund.

Q.	Is the Fund paying for the cost of the proxy statement?

A.	The costs associated with the proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

The Fund and BlackRock, Inc. have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 916, New York, NY 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Fund in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $8,500 and $1,875, respectively, for such services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Altman, the Fund’s proxy solicitor, at 1-866-796-7185.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

July 23, 2010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 2, 2010

The annual meeting of the shareholders of BlackRock California Investment Quality Municipal Trust, Inc. (the “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 1:30 p.m. (Eastern time), to consider and vote on the proposals, as more fully described in the accompanying proxy statement:

PROPOSAL 1.	To approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution.

PROPOSAL 2.	To elect the four nominees named in the accompanying proxy statement to the Board of the Fund.

PROPOSAL 3.	To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of (i) the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution and (ii) the four nominees named in the accompanying proxy statement to the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of the Fund. The Board has unanimously approved (i) the liquidation and dissolution of the Fund (the “Liquidation”) and (ii) the four proposed nominees named in the accompanying proxy statement on behalf of the Fund (the “Board Nominees”), each subject to approval by the Fund’s shareholders. The Board has reviewed the available alternatives and circumstances and determined that the Liquidation would be advisable and in the best interests of the Fund. The Board has also reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund and its investment advisers and that their election is in your best interests.

The Board recommends that you vote “FOR” the Liquidation and “FOR” the Board Nominees.

Shareholders of record of the Fund as of the close of business on July 6, 2010 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above. If you were also a shareholder of record on July 6, 2010 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to sign, date and return each proxy card you receive.

If you have any questions about the proposals to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

By Order of the Board,

Howard B. Surloff

Secretary of the Fund

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

i

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 2, 2010

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Investment Quality Municipal Trust, Inc. (the “Fund”). The proxies will be voted at the annual meeting of the shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 1:30 p.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

Distribution to shareholders of this Proxy Statement and the accompanying materials will commence on or about July 23, 2010.

The Fund is organized as a Maryland corporation. The Fund is a closed-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

Shareholders of record of the Fund as of the close of business on July 6, 2010 (the “Record Date”) are entitled to notice of and to vote at the meeting. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction rate municipal preferred shares (the “AMPS”) of the Fund will have equal voting rights with the shares of common stock (the “common shares”) of the Fund and, except as otherwise noted in this Proxy Statement, will vote together with the holders of common shares as a single class on each proposal in the Proxy Statement.

As of the close of business on the Record Date the Fund had 1,007,166 common shares and 237 preferred shares outstanding and net assets of $13,846,830. Except as set forth on page 21, to the knowledge of the Fund, as of June 30, 2010, no person was the beneficial owner of five percent or more of a class of the Fund’s outstanding shares.

Even if you plan to attend the meeting, please sign, date and return the proxy card you receive or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting site and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposals, the shares will be voted “FOR” each proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to each proposal at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and date stated above. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds.

Photographic identification and proof of ownership of Fund shares will be required for admission to the meeting. For directions to the meeting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

BlackRock will update performance data and certain other data for the Fund on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 2, 2010

The Proxy Statement is available at www.proxyonline.com/BlackRockFunds2010.

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

SUMMARY OF PROPOSALS

PROPOSAL 1—TO LIQUIDATE AND DISSOLVE THE FUND

The purpose of Proposal 1 is to approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution. In determining to recommend to shareholders the liquidation and dissolution of the Fund, the Board considered a variety of factors, including (1) the Fund’s asset size and its relative expenses and expense ratio; (2) the Fund’s relatively low trading volume; (3) that common shareholders would benefit from the liquidation and dissolution of the Fund by realizing the current discount between stock price and net asset value; (4) that preferred shareholders would benefit from the liquidation and dissolution of the Fund by realizing liquidity of their shares which currently remain illiquid; and (5) other alternatives available to the Fund. After deliberation and consideration, the Board unanimously approved the liquidation and dissolution of the Fund, subject to the approval of the Fund’s shareholders.

PROPOSAL 2—ELECTION OF BOARD MEMBER NOMINEES

The purpose of Proposal 2 is to elect Board Member nominees for the Fund. The Board Members are divided into three classes and only one class of Board Members stands for election each year. This year, the Class III Board Members are standing for election. The Class III Board Member nominees are Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay and Jerrold B. Harris. Each of the Board Member nominees are voted upon by the common and preferred shareholders voting together as a single class. Please see the description below under “PROPOSAL 2—ELECTION OF BOARD MEMBER NOMINEES” for a more detailed discussion regarding the AMPS Nominees.

PROPOSAL 1—TO LIQUIDATE AND DISSOLVE THE FUND

The purpose of Proposal 1 is to approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution.

Introduction.    The Board has unanimously approved the recommendation of the Fund’s investment adviser that the Fund be liquidated and dissolved (the “Liquidation”) pursuant to the Plan of Liquidation and Dissolution (the “Plan”), subject to the approval of the Fund’s shareholders. A copy of the form of Plan is attached hereto as Appendix F. If shareholders approve the Liquidation pursuant to the Plan, the Fund’s investment adviser will begin the orderly liquidation of the Fund’s assets, determine and pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities and obligations of the Fund, including liabilities associated with the Fund’s financial leverage, redeem the Fund’s AMPS and make one or more liquidating distributions to the Fund’s common shareholders. Such distributions will be paid in cash. If shareholders do not approve the Liquidation pursuant to the Plan, the Fund will continue to operate as an investment company with the same investment objectives as in the past, while the Board considers whether another course of action would benefit the Fund and its shareholders.

Reasons for the Liquidation.    In determining to recommend to shareholders the Liquidation, the Board considered a variety of factors, including (in no particular order):

•

The Fund’s asset size and its relative expenses and expense ratio.    The Fund’s asset size is relatively small compared to other closed-end funds, and the Fund’s shareholders bear the impact of certain fixed costs more acutely than if they were invested in a larger fund. As a result, the Fund has historically had higher operating expenses when compared to larger funds. A higher expense ratio further reduces the investment returns to shareholders.

•

The Fund’s relatively low trading volume.    Given the Fund’s relatively small size compared to other closed-end funds, the Fund has a substantially lower trading volume than larger funds. A low trading volume potentially makes entering and exiting the Fund on the stock exchange difficult for common shareholders.

•

Common shareholders would benefit from the Liquidation by realizing the current discount between stock price and net asset value.    The Fund has historically traded with a lower distribution yield than other similar funds, which has generally translated into a relatively wide discount to net asset value. As of June 7, 2010, prior to the announcement of the Board’s decision to approve the Liquidation, the Fund’s net asset value was $13.78 and its market price was $12.34, for a discount of 10.45%. Following the announcement of the proposed Liquidation of the Fund, as of July 6, 2010, the Fund’s net asset value per share was $13.75 and its market price per share was $13.55, for a discount of 1.45%. The failure of shareholders to approve the Liquidation may adversely affect the market price of the Fund’s common stock, which may cause the Fund’s trading discount to net asset value to widen.

•

Preferred shareholders would benefit from the Liquidation by realizing liquidity of their shares which currently remain illiquid.    The Fund’s AMPS have been unable to hold successful auctions and AMPS holders have suffered reduced liquidity. The Liquidation would provide the AMPS holders liquidity at their liquidation preference.

•

Other alternatives available to the Fund.    The Board also discussed with the investment adviser other courses of action potentially available to the Fund, including merging the Fund into another closed-end fund, converting the Fund into an open-end fund and merging the Fund into an open-end fund. The Board considered the projected costs and feasibility of each option and other information provided by the investment adviser, including the investment adviser’s analysis of the impact of such options on shareholders. The Board noted that shareholders had recently failed to approve a proposal to merge the Fund into another closed-end fund.

Based on the foregoing, the Board, including all of the Board Members who are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”), unanimously approved the proposed Liquidation and Plan.

The Board recommends that you vote “FOR” the Liquidation of the Fund.

SUMMARY OF THE PLAN OF LIQUIDATION AND DISSOLUTION

The following summary of the Plan does not purport to be complete and is subject in all respects to the provision of, and is qualified in its entirety by reference to, the Plan, the form of which is attached hereto as Appendix F.

Description of the Liquidation and Related Transactions.    The Plan will become effective on the date of its approval by shareholders (the “Effective Date”). Following shareholder approval, the Fund’s investment adviser will begin (i) settling and closing the Fund’s business in an organized and deliberate manner, including notifying the Fund’s service providers of the termination of their agreements with the Fund and otherwise providing for the Fund’s obligations; (ii) disposing of, conveying and liquidating the remaining property of the Fund; (iii) applying and distributing the proceeds of the liquidation to discharge or make reasonable provision for the Fund’s debts and liabilities; (iv) declaring and paying final dividends on the outstanding preferred shares and paying all cumulative declared dividends thereon that remain unpaid, if any, and redeeming the outstanding preferred shares in accordance with their terms and applicable law; (v) holding the proceeds of the orderly liquidation of the Fund’s assets in cash or cash equivalents during the liquidation period; (vi) distributing any remaining property among the holders of outstanding shares of common stock in accordance with the provisions of the charter of the Fund; and (vii) filing necessary or appropriate paperwork to dissolve the Fund and to cease the Fund’s registration as an investment company and as may otherwise be determined to be necessary or desirable to dissolve the Fund and wind-up its affairs.

Amendment of the Plan.    The Plan provides that the Board may amend the Plan in any respect by a majority vote of the Board Members and may abandon the Plan by similar vote.

Expenses of the Liquidation and Dissolution.    The Fund will bear all the expenses incurred in connection with carrying out the Plan, including the cost of unwinding its leverage, liquidating its assets and dissolving its existence.

Federal Income Tax Consequences.    The following is only a general summary of certain federal income tax consequences to U.S. shareholders of the Fund’s liquidation and dissolution pursuant to the Plan. It is based on current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial decisions and administrative pronouncements, all as of the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect. The Fund will not obtain a ruling from the Internal Revenue Service (the “IRS”) with respect to the consequences of its liquidation and dissolution. The statements below, therefore, are not binding on the IRS (or on the courts), and there can be no assurance that the IRS (or a court) will concur with this summary or that the federal income tax consequences to any shareholder of receiving a liquidating distribution will be as set forth below. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences to the Fund or to shareholders of the Fund. Neither state nor local tax consequences thereof are discussed herein, and implementing the Plan may affect certain shareholders differently, depending on their particular tax situations. In addition, this discussion does not address non-U.S. tax laws or federal income tax consequences to non-U.S. shareholders. Shareholders thus should consult their own tax advisers regarding the application of the federal income tax law to their particular situation and the state, local, foreign and other tax consequences of the Fund’s liquidation.

The Fund has continuously qualified, and expects to continue to qualify during the liquidation period, for treatment as a regulated investment company (“RIC”) under the Code. It therefore expects not to be taxed on any ordinary income it earns or any of the net capital gains it recognizes from the sale of its assets pursuant to its liquidation. In the unlikely event that the Fund fails to continue to so qualify during the liquidation period, it would be subject to federal income tax at regular corporate rates on its taxable income and net recognized gains without being able to deduct the distributions it makes to shareholders. This could materially reduce the assets available for distribution to shareholders pursuant to the Liquidation.

The liquidating distribution(s) a common shareholder receives should be treated as payment in exchange for the shareholder’s common shares. As a result, each common shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s amount realized on the liquidating distribution and his or her adjusted tax basis in his or her shares. The amount realized will be equal to the amount of cash plus the fair market value of any non-cash property received by the shareholder. If the shares are held as capital assets, such gain or loss generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares have been held for more than one year at the time of the liquidating distribution. Gain or loss recognized by shareholders that have held their shares for one year or less will be short-term capital gain (taxable at ordinary rates) or loss. Corporate shareholders should note that no preferential federal income tax rate applies to a corporation’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), so all income and gain a corporate shareholder recognizes pursuant to the Liquidation will be subject to federal income tax at ordinary rates. Capital losses are generally deductible only to the extent of capital gains. A shareholder’s tax basis in any non-cash property received will generally equal the fair market value of the property on the date of the liquidating distribution. Payment to a preferred shareholder in redemption of his or her AMPS, but not cumulative dividends paid on the AMPS, will be taxed in a similar manner.

Impact of the Plan on the Fund’s Status under the 1940 Act.    If the Plan is approved by shareholders, as soon as reasonably practicable after the Effective Date, the Fund will cease doing business as a registered investment company and will apply for deregistration under the 1940 Act. It is expected that the Securities and Exchange Commission (the “SEC”) will issue an order approving deregistration of the Fund if the Fund is no longer doing business as an investment company, although there can be no assurance that the SEC will issue such an order. Accordingly, the Plan provides for the eventual cessation of the Fund’s activities as an investment company and the Fund’s deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action. Until the Fund’s withdrawal as an investment company becomes effective, the Fund will continue to be subject to and will comply with the 1940 Act.

ADDITIONAL CONSIDERATIONS

In addition to the other information contained in this Proxy Statement, you should consider the following factors in determining whether or not to vote in favor of Proposal 1:

The Fund is Not Able to Estimate Net Proceeds to be Received by Common Shareholders.    The actual amount to be received as a liquidating distribution(s) by common shareholders is subject to uncertainties and not possible to predict at this time. The amount available for distribution to common shareholders will be based, in part, on the value of the Fund’s assets at the time of liquidation and then-current market conditions; the amount of the Fund’s actual costs, expenses and liabilities to be paid in the future; the potential market impact of liquidation of portfolio securities under current and developing market conditions; general business and economic conditions; and the time required to liquidate the Fund’s assets, all of which can not be predicted with any certainty at this time.

The Fund is Not Able to Predict at this Time the Length of Time it Would Take to Complete the Liquidation.    If shareholders approve the Liquidation pursuant to the Plan, the Fund will be authorized to commence the sale and liquidation of its assets and the Fund will cease investment activity other than managing the sale of securities and the Fund’s cash levels. The Fund is unable to predict when it will complete the sale of its assets or when it will make liquidating distribution(s) to shareholders under the Plan. In effecting the Liquidation, the investment adviser expects to invest the cash proceeds from the sale of portfolio securities in tax-exempt money market funds, short-term tax-exempt instruments and/or short-term taxable instruments. However, the Fund will not be managed during the liquidation period in accordance with its investment objectives and policies or in a manner designed to produce investment returns analogous to that which it attempted to achieve during its investment operations. Instead, the investment adviser will seek to liquidate the Fund’s investments in an orderly manner. Further, the market value of the Fund’s portfolio securities may decline during the liquidation period resulting in a reduction in the amounts available for ultimate liquidation distribution, and the length of the liquidation period can not be predicted at this time as described above.

The Liquidity and Market Price of Common Stock Could Decrease.    As the Fund sells its assets and distributes liquidating distribution(s) to shareholders, the Fund’s market capitalization may diminish. Market interest in the Fund’s common stock may also diminish. This could reduce the market demand for and liquidity of the common stock, which may adversely affect the market price of the common stock. The Fund currently intends to maintain its listing on the NYSE Amex until such time as the common stock is no longer eligible for listing and trading.

The Failure to Approve the Liquidation May Cause the Fund’s Discount to Net Asset Value to Increase.    The Fund has historically traded with a lower distribution yield than other similar funds, which has generally translated into a relatively wide discount to net asset value. As of June 7, 2010, prior to the announcement of the Board’s decision to approve the Liquidation, the Fund was trading at a discount of 10.45% to its net asset value. Following the announcement of the proposed liquidation of the Fund, as of July 6, 2010, the Fund was trading at a discount of 1.45% to its net asset value. The failure of shareholders to approve the Liquidation may adversely affect the market price of the Fund’s common stock, which may cause the Fund’s trading discount to net asset value to widen.

The Fund will Terminate Its Automatic Dividend Reinvestment Plan During the Liquidation.    If shareholders approve the Liquidation pursuant to the Plan, the Fund will terminate its automatic dividend reinvestment plan so that distributions of dividends and capital gains will be paid to shareholders rather than reinvested in the Fund on the shareholders’ behalf.

The Board recommends that you vote “FOR” the Liquidation.    To vote for the Liquidation, please vote by telephone or over the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

VOTE REQUIRED AND MANNER OF VOTING PROXIES FOR PROPOSAL 1

A quorum of shareholders is required to take action at the meeting. The holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a majority of the Fund’s outstanding shares of stock at a meeting at which a quorum is present is necessary to approve the Liquidation under Proposal 1. The Liquidation is voted upon by the common and preferred shareholders voting together as a single class.

Approval of the Liquidation will occur only if a sufficient number of votes are cast “FOR” the Liquidation at the Fund’s meeting. Abstentions and broker non-votes will not be counted as votes cast. Because the Fund requires the affirmative vote of the holders of a majority of its outstanding shares of stock to approve the Liquidation, abstentions and broker non-votes will have the effect of a vote against Proposal 1. See “Additional Information Regarding the Vote Required and Manner of Voting Proxies” below for additional information regarding voting.

PROPOSAL 2—ELECTION OF BOARD MEMBER NOMINEES

The purpose of Proposal 2 is to elect Board Member nominees for the Fund.

Nominees for the Fund.    The Board of the Fund consists of 10 Board Members, eight of whom are not “interested persons” of the Fund (as defined in the 1940 Act). Prior to December 31, 2009, the Board of the Fund had 12 Board Members. However, on December 31, 2009, Kent Dixon retired from the Board of the Fund pursuant to the Fund’s mandatory retirement policy, which requires Board Members to retire on December 31 in the year in which they turn 72. Following the retirement of Mr. Dixon, the Board of the Fund determined to reduce the number of Board Members from 12 to 11. On March 31, 2010, G. Nicholas Beckwith, III resigned from the Board of the Fund. Following Mr. Beckwith’s resignation, the Board of the Fund determined to reduce the number of Board Members from 11 to 10. As such, no persons have been nominated to replace Messrs. Beckwith or Dixon. The Fund divides its Board Members into three classes: Class I, Class II and Class III and generally only one class of Board Members stands for election each year. Only the Class III Board Members are standing for election this year. Each Class III Board Member elected at the meeting will serve until the later of the 2013 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

The owners of AMPS are entitled to vote as a separate class to elect two of the Board Members (the “AMPS Nominees”). This means that owners of common shares are not entitled to vote in connection with the election of the AMPS Nominees. However, the owners of common shares and the owners of AMPS, voting together as a single class, are entitled to elect the remainder of the Board Member nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of AMPS. Messrs. Kester’s and Fabozzi’s terms as Board Members are scheduled to expire in 2011 and 2012, respectively, and therefore they are not standing for election this year as AMPS Nominees.

The Board recommends a vote “FOR” the election of Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay and Jerrold B. Harris (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or over the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Please refer to the following table which identifies the Board Nominees, including any AMPS Nominees, for election to the Board of the Fund.

Biographical Information.    The following table sets forth certain biographical information about the Board Nominees for the Fund. Please note that only the Class III Board Members are standing for election for the Fund. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of the Board. All of the closed-end registered investment companies advised by BlackRock Advisors, LLC, including the Fund, are referred to collectively as the “Closed-End Complex.”

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Directors
Richard E. Cavanagh(1) 55 East 52nd Street New York, NY 10055 1946	Director and Chair of the Board	2007 to present	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	99 RICs consisting of 97 Portfolios	Arch Chemicals (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Director, Vice Chair of the Board and Chair of the Audit Committee	2007 to present	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

Frank J. Fabozzi(2) 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	2007 to present	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	99 RICs consisting of 97 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Kathleen F. Feldstein(1) 55 East 52nd Street New York, NY 10055 1941	Director	2007 to present	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris(1) 55 East 52nd Street New York, NY 10055 1942	Director	2007 to present	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	2007 to present	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester(2) 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the Faculty of Harvard Business School since 1981; Independent Consultant since 1978.	99 RICs consisting of 97 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Interested Directors†
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	169 RICs consisting of 292 Portfolios	None

Henry Gabbay(1) 55 East 52nd Street New York, NY 10055 1947	Director	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	169 RICs consisting of 292 Portfolios	None

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Board in 2007, each Board Member first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the Funds. The Closed-End Complex is comprised of 99 RICs. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†	Messrs. Davis and Gabbay are “interested persons” (as defined in the 1940 Act) of the Fund by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities.

(1)	Class III Board Member and Board Nominee.

(2)	Board Member elected solely by the owners of AMPS.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of our Board Members that support the conclusion that they should serve (and in the case of the Board Nominees, continue to serve) on the Board.

Director	Experience, Qualifications and Skills
Richard E. Cavanagh*	Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Cavanagh’s independence from the Fund and the Fund’s investment adviser enhances his service as Chair of the Board, Chair of the ad hoc AMPS Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards	The Board benefits from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Fund’s investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Board with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the Board also provides her with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Fund’s Audit Committee. Ms. Robards’s independence from the Fund and the Fund’s investment adviser enhances her service as a member of the Performance Oversight Committee, Executive Committee and ad hoc AMPS Committee. In addition, Ms. Robards is a member of the Joint Product Pricing Committee.

Director	Experience, Qualifications and Skills
Frank J. Fabozzi	Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Dr. Fabozzi’s independence from the Fund and the Fund’s investment adviser enhances his service as Chair of the Performance Oversight Committee and as a member of the ad hoc AMPS Committee.

Kathleen F. Feldstein*	Dr. Feldstein, who serves as President of Economics Studies, Inc., an economic consulting firm, benefits the Board by providing business leadership and experience and knowledge of economics. The Board benefits from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the Board also provides her with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. In addition, Dr. Feldstein’s independence from the Fund and the Fund’s investment adviser enhances her service as Chair of the Compliance Committee and a member of the Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn	Mr. Flynn brings to the Board a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Board with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Mr. Flynn’s independence from the Fund and the Fund’s investment adviser enhances his service as a member of the Performance Oversight Committee.

Director	Experience, Qualifications and Skills
Jerrold B. Harris*	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations and the business and regulatory issues facing the Fund. Mr. Harris’s independence from the Fund and the Fund’s investment adviser fosters his role as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee. In addition, Mr. Harris is a member of the Joint Product Pricing Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Fund’s investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. In addition, Dr. Kester’s independence from the Fund and the Fund’s investment adviser enhances his service as a member of the Performance Oversight Committee and ad hoc AMPS Committee.

Director	Experience, Qualifications and Skills
Richard S. Davis	The Board benefits from Mr. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company in light of his business leadership and experience. Mr. Davis’s experiences as the Chairman of State Street Research Mutual Funds and SSR Realty provide the Board with practical business knowledge and leadership in the investment management industry. Mr. Davis’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Davis serves as a member of the Executive Committee.

Henry Gabbay*	The Board benefits from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Fund and its investment advisers. Dr. Gabbay’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Gabbay serves as a member of the ad hoc AMPS Committee.

*	Class III Board Member and Board Nominee.

Compensation.    Information relating to compensation paid to the Independent Board Members and Dr. Gabbay for the Fund’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members.    Information relating to the amount of equity securities owned by Board Members in the Fund, as well as certain other funds in the Closed-End Complex, as of May 31, 2010 is set forth in Appendix B.

Attendance of Board Members at Annual Shareholders’ Meetings.    It is the policy of the Fund to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of the Fund attended last year’s annual shareholders’ meeting.

Board Meetings.    During the Fund’s most recent fiscal year, the Board met eight times. During the calendar year 2009, the Board met six times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Board Member served during the Fund’s most recently completed fiscal year.

Standing and Other Operating Committees of the Board.    Information relating to the various standing and other operating committees of the Board is set forth in Appendix C.

The Board established an ad hoc Committee on AMPS (the “AMPS Committee”) in March 2008. The current members of the AMPS Committee are: Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from recent market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on the funds in the Closed-End Complex and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each fund’s and its shareholders’ best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met eight times in the last calendar year and 35 times since its formation.

As of the date of this Proxy Statement the total amount of redemptions of auction market preferred shares across the Closed-End Complex, including the Fund, equaled $3.190 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008.

Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”).    Section 16(a) of the Exchange Act requires the Fund’s Board Members, executive officers, persons who own more than ten percent of a registered class of the Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Fund with copies of all such reports. Based solely on a review of copies of such reports furnished to the Fund and representations from these reporting persons, the Fund believes that its Board Members, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all applicable SEC filing requirements relating to the Fund’s most recently concluded fiscal year.

Executive Officers of the Fund.    Information about the executive officers of the Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

Indemnification of Board Members and Officers.    The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The Fund has also entered into a separate indemnification agreement with the Board Members (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in the Fund’s governing documents to Board Members who leave the Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of the Fund’s governing documents once a Board Member retires from a Board; and (iii) in the case of Board Members who left the Board of the Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that the Fund continues to indemnify the Board Member for claims arising out of his or her past service to the Fund.

The Board recommends that you vote “FOR” the election of each Board Nominee to the Board of the Fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES FOR PROPOSAL 2

A quorum of shareholders is required to take action at the meeting. The holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present and entitled to vote on a Board Nominee is necessary to elect each of the respective Board Nominees under Proposal 2 for the Fund.

Approval of a Board Nominee by shareholders of the Fund will occur only if a sufficient number of votes are cast “FOR” the Board Nominee at the meeting. Abstentions and broker non-votes will not be counted as votes cast. Because the Fund requires a plurality of votes to elect each of the Board Nominees, abstentions and broker non-votes will not have an effect on the outcome of Proposal 2. See “Additional Information Regarding the Vote Required and Manner of Voting Proxies” below for additional information regarding voting.

ADDITIONAL INFORMATION REGARDING THE VOTE

REQUIRED AND MANNER OF VOTING PROXIES

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election, who may be employees of the Fund, will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Shares of AMPS of the Fund held in “street name” may be counted for purposes of establishing a quorum of the Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Liquidation under Proposal 1 and “FOR” the Board Nominees in Proposal 2.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is not a “routine” matter and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. Therefore, if beneficial owners do not provide proxy instructions or do not return a proxy card that specifies how they wish to vote on Proposal 1, such action will have the same effect as a vote against Proposal 1. Proposal 2 is a “routine” matter and a properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposals may be deemed as an instruction to vote such shares in favor of Proposal 2. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 2.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Fund. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Fund.

A representative of D&T is expected to be present at the meeting.

The Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61, as currently modified or supplemented. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. The Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Fund during its most recently completed fiscal year. Following the Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, pursuant to authority delegated by the Board, the Audit Committee approved the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (the Fund’s fiscal year end is July 31) for which audited financial statements are available be included in the Fund’s Annual Report to Shareholders.

Appendix E sets forth for the Fund the fees billed by the Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit and non-audit services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns,

regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent accountant of non-audit services to BlackRock and any entity controlling, controlled by, or under common control with BlackRock that provide ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Fund, the investment advisers, and Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Audit Committee of the Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. The Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to the Audit Committee for ratification at the next regularly scheduled in-person board meeting.

For the Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Fund for which the general pre-approval requirement was waived.

The Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to the Fund and the Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of the Fund consists of the following Board Members:

Karen P. Robards (Chair);

Frank J. Fabozzi;

James T. Flynn; and

W. Carl Kester.

ADDITIONAL INFORMATION

5% Share Ownership

As of June 30, 2010, to the best of the Fund’s knowledge, the following persons beneficially owned 5% or more of the outstanding shares of the class of the Fund indicated in the table below:

Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
M.H. Whittier Corp.	1600 Huntington Dr. S. Pasadena, CA 91030	266,100	26.40%	—	—

Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	—	—	16	6.8%

UBS AG	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	—	—	124	52.32%

Submission of Shareholder Proposals

If the proposal to liquidate the Fund is not approved, a shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the offices of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a shareholder intends to present a proposal at the 2011 annual meeting of the Fund’s shareholders, if any, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by March 25, 2011. In the event the Fund moves the date of its 2011 annual meeting by more than 30 days from the anniversary of its 2010 annual meeting, under current rules, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2011 meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund a reasonable time before the Fund begins to print and send its proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2011 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2011 annual meeting in accordance with the By-laws of the Fund. The By-laws for the Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the By-laws and be received by the Fund between Thursday, May 5, 2011 and Saturday, June 4, 2011. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund’s principal executive offices by Saturday, June 4, 2011. In the event the Fund moves the date of its 2011 annual meeting by more than 30 days from the anniversary of its 2010 annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2011 annual meeting in accordance with the advance notice provisions of the By-laws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c) then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762.

Written proposals (including nominations) and notices should be sent to the Secretary of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write the Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 916, New York, NY 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Fund in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $8,500 and $1,875, respectively, for such services (including reimbursements of out-of-pocket expenses). Altman may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. The Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to the Fund.

Privacy Principles of the Fund

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

BlackRock may share information with its affiliates to service a Client’s account or to provide Clients with information about other BlackRock products or services that may be of interest to them. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

A list of the Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

Failure of a quorum to be present at any meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating the enclosed proxy card, and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board,

Howard B. Surloff

Secretary of the Fund

July 23, 2010

APPENDIX A

COMPENSATION OF THE BOARD MEMBERS

Each Board Member who is not an “interested person” (as defined in the 1940 Act) (the “Independent Board Members”), is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective Director and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. For the year ended December 31, 2009, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of $50,726. The Fund shall pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Fund and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Fund, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Fund) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Board of the Fund or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to such Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes. A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Board Members in order to match its deferred compensation obligation.

A-1

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Dr. Gabbay by the Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year.

Fund	Fund’s Fiscal Year End	Richard E. Cavanagh (2)	Frank J. Fabozzi (3)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(11)	G. Nicholas Beckwith, III (6)	James T. Flynn (7)	Jerrold B. Harris (8)	W. Carl Kester (9)	Karen P. Robards (10)	Henry Gabbay (11)	Kent Dixon (12)	Fund Total
RAA (1)	31-Jul	$174	$139	$127	$122	$ 117	$129	$117	$129	$164	$56	$129	$1,403
Total Compensation from Closed-End Complex (13)		$370,448	$295,538	$270,046	$263,824	$250,000	$275,000	$250,000	$275,000	$350,000	$140,625	$275,604
Number of RICs in Closed-End Complex Overseen by Board Member		99	99	99	99	Resigned	99	99	99	99	99	Retired

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $375,666 as of 12/31/09.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $313,845 as of 12/31/09.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $279,895 as of 12/31/09.
(5)	Dr. Hubbard previously participated in the deferred compensation plan and is owed $622,312 by the Closed-End Complex as of 12/31/09 pursuant to such plan.
(6)	Mr. Beckwith resigned from the Board on March 31, 2010. Mr. Beckwith previously participated in the deferred compensation plan and is owed $311,251 by the Closed-End Complex as of 12/31/09 pursuant to such plan.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $342,376 as of 12/31/09.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $311,251 as of 12/31/09.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $186,750 as of 12/31/09.
(10)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $180,290 as of 12/31/09.
(11)	As of December 31, 2009 the Board Member did not participate in the deferred compensation plan. During the calendar year 2009, Dr. Gabbay also received $46,875 from BlackRock Advisors, LLC as compensation for his service as a Board Member during the calendar year 2008.
(12)	Mr. Dixon retired from the Board on December 31, 2009. Mr. Dixon previously participated in the deferred compensation plan and was paid $209,072 by the Closed-End Complex, the full amount of his deferred compensation following his retirement.
(13)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2009. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Beckwith, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $37,000, $14,750, $81,000, $125,000, $137,500, $125,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan. Includes amounts received by Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Dr. Hubbard and Mr. Dixon during the calendar year ended December 31, 2009, due to deferred compensation payments in connection with term trust liquidations.

A-2

APPENDIX B

EQUITY SECURITIES OWNED BY BOARD MEMBERS

As of May 31, 2010, none of the Board Members, Board Nominees and officers as a group owned outstanding common or preferred shares of the Fund. The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Closed-End Complex as of May 31, 2010.

Name of Board Member	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Aggregate Dollar Range of Common Stock and Share Equivalents(1) in Fund Complex

Interested Board Members:

Richard S. Davis	Over $100,000	Over $100,000

Henry Gabbay	Over $100,000	Over $100,000

Independent Board Members:

Richard E. Cavanagh	Over $100,000	Over $100,000

Frank J. Fabozzi	$50,001 - $100,000	Over $100,000

Kathleen F. Feldstein	$10,001 - $50,000	Over $100,000

James T. Flynn	Over $100,000	Over $100,000

Jerrold B. Harris	$50,001 - $100,000	Over $100,000

R. Glenn Hubbard	$50,001 - $100,000	Over $100,000

W. Carl Kester	Over $100,000	Over $100,000

Karen P. Robards	$50,001 - $100,000	Over $100,000

(1)	Represents, as of May 31, 2010, the approximate aggregate value of share equivalents owned under the deferred compensation plans in funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plans. Under the deferred compensation plans, BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Credit Allocation Income Trust IV, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Credit Allocation Income Trust II, Inc. are eligible investments.

None of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2010.

B-1

APPENDIX C

STANDING AND OTHER OPERATING COMMITTEES OF THE BOARD

The business and affairs of the Fund are managed by or under the direction of the Board.

Standing Committees.    The Board has established the following standing committees:

Audit Committee.    The Board has a standing Audit Committee comprised of Karen P. Robards (Chair), Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee’s responsibilities include, without limitation, (i) approving the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit and discussing the Fund’s audited and unaudited financial statements; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board in considering the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

A copy of the Audit Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock closed-end fund website at www.blackrock.com.(1)

Governance and Nominating Committee.    The Board has a standing Governance and Nominating Committee. The Governance and Nominating Committee is comprised of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Directors, as defined in the 1940 Act, of the Fund and recommending Independent Director nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Director compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Directors.

(1)	The website address where a copy of the Audit Committee Charter for the Fund can be found is: http://www1.blackrock.com/eIndex.aspx?cmty=ind&m=ind_1&m1=ind_1_2&lo=4&eid=35929&ln=36494.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new directors should be added to the Board. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

The Governance and Nominating Committee may consider nominations for Board Members made by a Fund’s shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send a recommendation to the Fund’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members or is required by the advance notice provision of the Fund’s By-laws. For a candidate to be considered by the Governance and Nominating Committee, a shareholder must submit the recommendation in writing and must include:

•

the name and record address of the shareholder, the class or series and number of shares of the Fund which are owned beneficially or of record by the shareholder, a description of all arrangements or understandings between the shareholder and each proposed candidate and any other person or persons (including their names) in connection with the nomination(s) made by the shareholder, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation, and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Fund which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director if elected. The Governance and Nominating Committee may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

A copy of the Governance and Nominating Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock closed-end fund website at www.blackrock.com.(2)

Compliance Committee.    The Fund has a Compliance Committee composed of Kathleen F. Feldstein (Chair), Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the

(2)

The website address where a copy of the Governance and Nominating Committee Charter for the Fund can be found is: http://www1.blackrock.com/eIndex.aspx?cmty=ind&m=ind_1&m1=ind_1_2&lo=4&eid=35929&ln=36494).

Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Board has adopted a written charter for the Compliance Committee.

Performance Oversight Committee.    The Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objectives, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board has adopted a written charter for the Performance Oversight Committee.

Executive Committee.    The Fund has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Directors, and Richard S. Davis, who serves as an Interested Director. The principal responsibilities of the Executive Committee include, without limitation, (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee.

Other Operating Committees.    The Board also has adopted the following ad hoc committee.

Ad Hoc AMPS Committee.    The Fund has an ad hoc Committee on Auction Market Preferred Shares (the “AMPS Committee”) composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed to monitor issues arising from this recent market turmoil and oversee efforts to address the effects of reduced AMPS liquidity on the funds in the Closed-End Complex and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each funds’ and its shareholders’ best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met eight times in the last calendar year and 35 times since its formation. As of the date of this Proxy Statement, the total amount of redemptions of auction market preferred shares across the Closed-End Complex, including the AMPS funds, equaled $3.190 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008.

Each committee met the following number of times for the Fund’s most recent fiscal year:

Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of AMPS Committee Meetings
31-Jul	8	4	5	4	2	15

Joint Product Pricing Committee.    The boards of directors/trustees of the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex established the ad hoc Joint Product Pricing Committee comprised of nine members drawn from the members serving on the boards of directors/trustees of the BlackRock Fund Complexes. Ms. Karen P. Robards and Mr. Jerrold B. Harris currently are members of the Joint Product Pricing Committee representing the Closed-End Complex. Five Independent Board Members representing the Equity-Bond Complex and two Independent Board Members representing the Equity-Liquidity Complex serve on the Joint Product Pricing Committee. The Joint Product Pricing Committee is chaired by Mr. John F. O’Brien. The purpose of the Joint Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. The Joint Product Pricing Committee was formed on June 4, 2009, and for the period from June 4, 2009 to June 3, 2010, the Joint Product Pricing Committee met six times.

APPENDIX D

EXECUTIVE OFFICERS OF THE FUND

The executive officers of the Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Each officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years
Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2007*	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

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Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years
Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds of BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

*	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates its CCO for his services as its CCO.

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APPENDIX E

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees and Audit-Related Fees

	Audit Fees		Audit-Related Fees
Fiscal Year End†	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
31-Jul	17,700	16,800	3,500	3,500

Tax Fees and all Other Fees

	Tax Fees		All Other Fees
Fiscal Year End†	Most Recent Fiscal Year($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
31-Jul	6,100	6,100	1,028	1,049

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Audit-Related Fees		Tax Fees		All Other Fees
Fiscal Year End†	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
31-Jul	402,500	405,000	0	0	0	0

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

	Aggregate Non-Audit Fees
Fiscal Year End†	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
31-Jul	413,128	415,649

†	The fiscal year end (FYE) for the Fund was amended at a meeting of the Board in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the post-amended FYE.

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APPENDIX F

FORM OF PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (this “Plan”) is intended to accomplish the complete liquidation and dissolution of BlackRock California Investment Quality Municipal Trust, Inc., a Maryland corporation (the “Fund”), in accordance with the requirements of the Maryland General Corporation Law and pursuant to the terms of the Charter of the Fund as amended and supplemented through the date hereof, and provides as follows:

1. The effective date of this Plan (the “Adoption Date”) shall be     , 2010.

2. Any officer or director of the Fund (the “Authorized Officers”) shall have the responsibility to take such actions under this Plan, on or after the Adoption Date, as may be necessary or appropriate to implement this Plan and to oversee the complete liquidation and winding up of the Fund pursuant hereto.

3. The following actions shall be completed as promptly as practicable following the Adoption Date, and following the Adoption Date, the Fund shall be continued in existence as a corporation to undertake the following actions (but in no event after the Adoption Date shall the Fund be continued to conduct the business for which the Fund was organized or otherwise continued as a going concern):

(a)	settling and closing the Fund’s business in an organized and deliberate manner, including notifying the Fund’s service providers of the termination of their agreements with the Fund;

(b)	disposing of, conveying and liquidating the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole of in part of cash, securities or other property of any kind;

(c)	applying and distributing the proceeds of such liquidation to discharge or make reasonable provision for the Fund’s debts and liabilities;

(d)	declaring and paying final dividends on the outstanding preferred shares and paying all cumulative declared dividends thereon that remain unpaid, if any, and redeeming the outstanding preferred shares in accordance with their terms and applicable law;

(e)	holding the proceeds of the orderly liquidation of the Fund’s assets in cash or cash equivalents during the Liquidation Period (defined below);

(f)	distributing any remaining property in cash or in kind or partly in each (after paying or adequately providing for the payment of all debts and liabilities of the Fund) among the holders of outstanding shares of common stock of the Fund in accordance with the provisions of the Charter of the Fund; and

(g)	filing necessary or appropriate paperwork with the State of Maryland, if any, to dissolve the Fund and with the Securities and Exchange Commission to cease the Fund’s registration as an investment company under the Investment Company Act of 1940 and as may otherwise be determined to be necessary or desirable to dissolve the Fund and wind-up its affairs.

4. To assist in effecting the complete liquidation, winding-up and dissolution of the Fund in accordance with this Plan, the Authorized Officers are hereby authorized and directed to delegate any of their duties and responsibilities to any adviser, administrator, custodian, transfer agent, distributor or other service provider pursuant to its applicable service agreement with the Fund.

F-1

5. The Authorized Officers of the Fund are hereby authorized and directed to execute all documents, file all papers and take all actions as such persons deem necessary or desirable for the purpose of effecting the complete liquidation, winding-up and dissolution of the Fund in accordance with this Plan.

6. Within the period beginning on the Adoption Date and ending on the date of the final liquidating distribution of the Fund’s assets (the “Liquidation Period”), the Fund shall have the authority to engage in such transactions as may be necessary or appropriate to the sale or other disposition of its assets.

7. On and after the Adoption Date, the Fund shall not at any time, enter into or engage in any trade or business, and no part of the assets of the Fund shall be used or disposed of by the directors, officers, employees, or agents of the Fund in furtherance of any trade or business. On and after the Adoption Date, the directors, officers, employees and agents of the Fund shall be restricted to the holding and collection of the assets and the distribution thereof and the payment of or provision for the liabilities of the Fund, for the purposes set forth in this Plan. In no event shall the Fund receive any property, make any distribution, satisfy or discharge any claims, expenses, charges, liabilities or obligations or otherwise take any action that is inconsistent with the complete liquidation, winding up and dissolution of the Fund. Notwithstanding anything else set forth herein, the Fund may hold its cash in high-quality, short-term investments to preserve the value of such cash pending its distribution to investors, such as in demand deposits, money market funds or overnight “sweep” accounts.

8. On and after the Adoption Date, the Fund shall not receive transfers of any assets prohibited by Revenue Procedure 82-58, as the same may be amended, supplemented or modified, including, but not limited to, any listed stock or securities, any readily marketable assets (other than short-term instruments pending use to pay liabilities or make distributions to stockholders), any operating assets of a going business, any unlisted stock of a single issuer that represents 80 percent or more of the stock of such issuer or any general or limited partnership interests.

9. Within the Liquidation Period, the Fund shall pay or discharge, or set aside cash, securities or other assets for the payment or discharge of, or to otherwise provide for, its liabilities and obligations, including contingent or unascertained liabilities and obligations determined or otherwise reasonably estimated to be due either by an Authorized Officer or a court of competent jurisdiction, including among the foregoing, and without limiting the generality of the foregoing, administrative and investment advisory expenses, interest, penalties, taxes, assessments and public charges of every kind and nature.

10. The Fund shall mail notice of its impending liquidation to known creditors and all employees of the Fund as soon as practicable after the date hereof, if such notice has not already been provided. The Authorized Officers of the Fund shall take any and all other actions as may be necessary or appropriate to carry out the provisions of this Plan and to effect the complete liquidation and dissolution of the Fund under Maryland law.

11. On the Adoption Date, the Fund shall terminate its automatic dividend reinvestment plan in accordance with its terms and applicable law.

12. The Authorized Officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as such directors and officers deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation, winding-up and dissolution of the Fund.

13. Before Articles of Dissolution are filed with the State of Maryland, the Board may amend, abandon, or rescind this Plan by a majority vote of the Directors and direct that the proposed amendment, abandonment, or rescission be submitted to the Fund’s stockholders for approval.

F-2

BlackRock California Investment Quality Municipal Trust, Inc.

(appropriate share class name listed here)

Proxy for Annual Meeting of Shareholders—September 2, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Anne Ackerley, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on July 6, 2010 at the Annual Meeting of Shareholders of the Fund to be held on September 2, 2010 or at any adjournments, postponements or delays thereof.

The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT—DO NOT DETACH

By Internet To vote on the Internet, go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.

By Telephone

To vote by telephone, call toll free 866-458-9863 and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided. This touch-tone voting service is available 24 hours a day, seven days a week.

By Mail

To vote by mail, mark the appropriate voting box on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: BlackRock Closed-End Funds, P.O. Box 6500, Carlstadt, NJ 07072.

BlackRock California Investment Quality Municipal Trust, Inc.

CONTROL NUMBER

SAMPLE BALLOT ONLY

PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THIS PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH PROPOSAL. PLEASE VOTE, SIGN AND DATE BELOW AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

	FOR	WITHHOLD	ABSTAIN

1. TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION.	[ ]	[ ]	[ ]

2. TO ELECT BOARD MEMBER NOMINEES
To vote the proxy for all Board Member Nominees in the same manner, please use the boxes below.

	FOR ALL [ ]	ABSTAIN ALL [ ]

To vote for each Board Member Nominee individually, please use these boxes.
	FOR	ABSTAIN

Richard E. Cavanagh	[ ]	[ ]

Kathleen F. Feldstein	[ ]	[ ]

Henry Gabbay	[ ]	[ ]

Jerrold B. Harris	[ ]	[ ]

Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Shareholder sign here

Joint owner sign here

Date

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)